PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.31

PROMISSORY NOTE

Principal Amount to be determined in accordance with Paragraph 2 below	November 4, 2014 Chicago, Illinois

FOR VALUE RECEIVED, GREAT LAKES DREDGE & DOCK COMPANY, a Delaware corporation (hereafter the “Company”), promises to pay to THOSE SHAREHOLDERS LISTED ON EXHIBIT A HERETO (individually, a “Holder” and collectively, the “Holders”), a principal amount to be determined pursuant to the terms set forth in Paragraph 2 below, together with interest, as provided herein, all without relief from valuation or appraisement laws. Interest shall accrue beginning on January 1, 2015, on the unpaid principal amount at a rate equal to five percent (5%) per annum simple interest. This Promissory Note (the “Note”) is subject to the following terms and conditions.

1. Maturity. Subject to acceleration or earlier payment as provided elsewhere in this Note, the outstanding principal amount of this Note and all unpaid interest accrued hereon shall be due and payable in two equal installments, the first payment to be paid on January 1, 2017 and the second and final payment to be paid on January 1, 2018. Each installment payment shall include all unpaid and accrued interest through the end of the year immediately preceding each payment date.

2. Initial Principal. The initial principal amount of this Note shall be a sum equal to the 2014 EBITDA of Magnus Pacific Corporation (“Magnus”) reduced by TWELVE MILLION AND NO/100 dollars ($12,000,000) and multiplied by two.

3. Adjustment. In the event Magnus’ actual 2015 EBITDA reaches a minimum of $14,720,000.00 (the “Minimum 2015 EBITDA”), [*] (the “Magnus 2015 Forecasted EBITDA”), the principal value of the Note will not be subject to adjustment. In the event Magnus’ actual 2015 EBITDA is below the Minimum 2015 EBITDA, the principal amount of this Note shall be reduced by the sum the following amounts: (i) $750,000.00 and (ii) an amount equal to number of dollars by which the actual 2015 EBITDA was below the Minimum 2015 EBITDA, calculated on a dollar for dollar basis.

4. Purchase Agreement. This Note is being executed in connection with that certain Share Purchase Agreement, dated as of the date hereof, by and among Great Lakes Environmental and Infrastructure Solutions, LLC (“GLEAIS”), the Company, for purposes of Section 1.04 and 6.02(c) thereof, Magnus, and the Holders (the “Purchase Agreement”). For purposes of this Note, all capitalized terms not herein defined shall have the meanings ascribed to them in the Purchase Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

5. Definition of EBITDA. For the purposes of this Note, the term EBITDA shall be defined in accordance with Schedule 1 attached hereto.

6. Payments; Prepayment. All payments shall be made in an amount in accordance with each Holder’s proportionate share as set forth on Exhibit A attached hereto. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of this Note may be made at any time without penalty, provided that, upon prepayment, the Company shall prepay the entire outstanding principal amount of this Note, together with all accrued and unpaid interest thereon.

7. Default. The Company shall be in default under this Note upon the occurrence of (any of the following being an “Event of Default”): (a) failure to make any principal or interest payment required under this Note within thirty (30) business days of the due date of such payment and the failure to cure such non-payment within five (5) calendar days thereafter; (b) the sale or transfer by Company of the shares of Magnus, or the sale or transfer by Magnus of its assets, other than to an entity 100% owned, directly or indirectly, by Company.

8. Remedies upon Event of Default. Upon the occurrence of an Event of Default specified in this Note, then (a) the Holder may declare the Note to be immediately due and payable without presentment, demand, protest or notice of any kind, all of which the Company expressly waives; and (b) the Holder shall have all rights and remedies, at law and in equity, conferred by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy. Each remedy shall be cumulative and shall be in addition to every other remedy hereunder or now or hereafter existing at law, in equity, by statute or otherwise. Failure by a Holder to exercise this option shall not constitute a waiver of the right to exercise it in the event of any subsequent default.

9. Set-Off Rights. In addition to the set-off rights set forth in Paragraph 2 above, pursuant to Section 6.06 of the Purchase Agreement, so long as there is money due and payable to the Holders under the terms of this Note, the Company, shall notify the Holders that the Company is reducing the amount of principal or accrued interest owed to the Holders under this Note, for any amounts to which GLEAIS may become entitled by the reason of the provisions contained in Article VI of the Purchase Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

10. Rights of Seller Representative. Company acknowledges that Holders have delegated certain rights and powers to Louay Owaidat and Bruce Diettert (each a “Seller Representative”) as set forth in the Purchase Agreement, the relevant portion of which reads as follows:

(a) Each Seller hereby appoints Louay Owaidat or Bruce Diettert as his, her or its representative to receive and provide notices under this Agreement, whether from the Purchaser or otherwise, and including any notice relating to indemnification or payments or disputes arising hereunder. The Seller Representative shall have the authority, both prior to and after the Closing Date, to, subject to the terms of this Agreement, make all decisions regarding any and all matters related to this Agreement, including, but not limited to, resolution of claims for Indemnity Losses, receipt of any funds due Sellers and, subject to the terms of this Agreement, decisions related to the Lower Presidio/St. Helens Projects, claims and/or litigation or arbitration including, but not limited to, pursuing, settling or compromising all such clams, litigation or arbitration.

(b) The Seller Representative may be changed by a majority vote of the Sellers from time to time. In determining the outcome of the vote, Sellers shall have the number of votes corresponding to their percentage ownership of the Company immediately prior to the closing of this transaction. The change shall be effective upon written notice to Purchaser signed by at least a majority of the Sellers.

(c) The Seller Representative has the unrestricted right, power, authority and capacity to act for and bind each Seller with respect to all matters relating to this Agreement, the Note and any Related Agreement, and any decision, act, consent or instruction of the Seller Representative, including but not limited to an amendment, extension or waiver of this Agreement, the Note or any Related Agreement, shall constitute a decision of the Sellers and shall be final, binding and conclusive upon the Sellers. The Purchaser may rely upon any such decision, act, consent or instruction of the Seller Representative as being the decision, act, consent or instruction of the Sellers. Purchaser shall be obligated to communicate and negotiate with the Seller Representative with respect to all matters reserved to the Seller Representative pursuant to this Section 10.16.

(d) The Seller Representative shall not have any liability for any action taken or suffered by him or omitted hereunder as Seller Representative while acting in good faith in the absence of gross negligence. The Seller Representative may, in all questions arising hereunder, rely on the advice of counsel and the Seller Representative shall not be liable to the Sellers for anything done, omitted or suffered in good faith in the absence of gross negligence by the Seller Representative based on such advice. The Seller Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Seller Representative.

Company consents to such delegation and recognizes the authority of Seller Representative to act on behalf of Holders with respect to this Note.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

11. Waiver of Presentment. The Company hereby waives presentment, demand, notice, protest and all other demands and notices of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note.

12. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, (a) the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates and (b) the Company may not assign or transfer its obligations or liabilities hereunder, by operation of law or otherwise, without the prior written consent of the Holder.

13. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Illinois, without giving effect to principles of conflicts of law.

14. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, (a) when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), (b) if sent by electronic mail, upon confirmation of delivery when directed to the electronic mail address provided by the Company or the Holder for such purpose, or (c) forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on Exhibit A attached hereto, or as provided by written notice to the other party for such purpose from time to time.

15. Amendments and Waivers. The terms of this Note may be amended, modified or waived only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph 10 shall be binding upon the Company, the Holder and each permitted assignee or transferee of the Note.

16. Costs and Attorneys’ Fees. In the event of a breach or default by the Company under this Note, the Company agrees that it shall pay the Holder’s costs and expenses associated with any such breach or default, including, without limitation, any reasonable attorney fees and costs and other costs or expenses of collection. In the event any party to this Note should initiate a dispute regarding this Note, the prevailing party in any such dispute shall be entitled to recover from the other parties their reasonable attorneys’ fees and costs incurred in resolving such dispute.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

17. Invalidity. If any provision or any word, term, clause, or part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note and of the provision shall not be affected and shall remain in full force and effect.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above in Chicago, Illinois.

COMPANY:
GREAT LAKES DREDGE & DOCK CORPORATION,
a Delaware corporation

By:	/s/ Jonathan W. Berger
Jonathan W. Berger, Chief Executive Officer

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Shareholders

Shareholder	Percentage Ownership
Louay and Maya Owaidat Trust XXXXXXXXXXX XXXXXXXXXXX	39.06250%

Thomas Gayer XXXXXXXXXXX XXXXXXXXXXX	17.08984%

Neal Siller XXXXXXXXXXX XXXXXXXXXXX	13.90625%

Jeremy McKnight XXXXXXXXXXX XXXXXXXXXXX	5.03906%

James Beebe XXXXXXXXXXX XXXXXXXXXXX	3.90625%

John Councilman XXXXXXXXXXX XXXXXXXXXXX	3.90625%

Matthew Marks XXXXXXXXXXX XXXXXXXXXXX	3.90625%

Sean Rhodes XXXXXXXXXXX XXXXXXXXXXX	3.90625%

Diettert Family Revocable Trust XXXXXXXXXXX XXXXXXXXXXX	3.41797%

Gregg Nickel XXXXXXXXXXX XXXXXXXXXXX	2.92969%

James Dodd XXXXXXXXXXX XXXXXXXXXXX	0.97656%

Jeff Sallas XXXXXXXXXXX XXXXXXXXXXX	0.97656%

Jason Yardley XXXXXXXXXXX XXXXXXXXXXX	0.97656%

TOTAL	100.00000%